SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   F O R M 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):    September 15, 1998
                                                  -------------------------


                               CIT RV Trust 1998-A
    ------------------------------------------------------------------------
              Exact name of registrant as specified in its charter)


                                    Delaware
    ------------------------------------------------------------------------
                 (State or other jurisdiction of incorporation)


                   000-24495                           36-4232666
    ------------------------------------------------------------------------

              (Commission File Number) (IRS Employer Identification No.)

                     c/o The CIT Group/Sales Financing, Inc.
                   650 CIT Drive, Livingston, New Jersey 07039
    ------------------------------------------------------------------------
              (Address of principal executive offices and zip code)


Registrant's telephone number, including area code:  (973)740-5000
                                                     -----------------------

                                       N/A
    ------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Item 5.     Other Events.
            ------------

            On September 15, 1998, Bankers Trust (Delaware), as Owner Trustee, and Harris Trust and Savings Bank, as Indenture Trustee, made the monthly distribution to the holders of CIT RV Trust 1998-A, Class A-1 5.83% Asset Backed Notes, Class A-2 5.92% Asset Backed Notes, Class A-3 5.99% Asset Backed Notes, Class A-4 6.09% Asset Backed Notes, Class A-5 6.12% Asset Backed Notes, Class B 6.29% Asset-Backed Notes and 6.70% Asset Backed Certificates.


Item 7.     Financial Statements and Exhibits.
            ---------------------------------
            (c)   Exhibits.

                  The  following  are  filed   herewith.   The  exhibit  numbers
correspond with Item 601(b) of Regulation S-K.

      Exhibit No.       Description                         Page
      ----------        -----------                         ----

      28                Monthly Report delivered by          3
                        the Trustees to Securityholders
                        in connection with distributions
                        on September 15, 1998


SIGNATURES
----------
            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     THE CIT GROUP/SALES FINANCING,
                                     INC., as servicer



                                     By: /s/ Frank Garcia
                                         ------------------------
                                     Name:   Frank Garcia
                                     Title:  Vice President

Dated: September 30, 1998

                       THE CIT GROUP/SALES FINANCING, INC.

                        CERTIFICATE OF SERVICING OFFICER



      The undersigned certifies that he is a Vice President of The CIT Group/Sales Financing, Inc., a corporation organized under the laws of Delaware ("CITSF"), and that as such he is duly authorized to execute and deliver this certificate on behalf of CITSF pursuant to Section 4.09 of the Sale and Servicing Agreement, dated as of June 1, 1998 (the "Agreement"), among CITSF, The CIT Group Securitization Corporation II and CIT RV Trust 1998-A, (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

      1. The  Monthly  Report for the period  from  August 1, 1998 to August 31,
                                                    ---------------------------
1998 attached to this  certificate  is complete and accurate in accordance  with
----
the requirements of Sections 4.09 and 5.08 of the Agreement; and

      2. As of the date hereof, no Event of Termination or event that with notice or lapse of time or both would become an Event of Termination has occurred.


      IN WITNESS WHEREOF, the undersigned has affixed hereunto his signature this 10th day of September 1998.


                                      THE CIT GROUP/SALES FINANCING, INC.

                                      By:   /s/ Frank Garcia
                                            --------------------------------
                                      Name:  Frank Garcia
                                      Title: Vice President

                              INDEX TO EXHIBITS
                              -----------------


     Exhibit No.                   Description
     ----------                    -----------
     20.1                          Monthly Reports with respect to the
                                   September 15, 1998 distribution.